Form N-SAR

Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Amended and Restated Janus Investment Fund Investment Advisory Agreement - Janus Forty Fund is incorporated herein by reference to Exhibit (d)(157) to Post-Effective Amendment No. 132 to Janus Investment Fund registration statement on Form N-1A, filed on July 30, 2010; accession number 0000950123-10-069950 (File No. 2-34393).

Amended and Restated Janus Investment Fund Investment Advisory Agreement - Janus Fund is incorporated herein by reference to Exhibit (d)(158) to Post-Effective Amendment No. 132 to Janus Investment Fund registration statement on Form N-1A, filed on July 30, 2010; accession number 0000950123-10-069950 (File No. 2-34393).

Amended and Restated Janus Investment Fund Investment Advisory Agreement - Janus Global Real Estate Fund is incorporated herein by reference to Exhibit (d)(159) to Post-Effective Amendment No. 132 to Janus Investment Fund registration statement on Form N-1A, filed on July 30, 2010; accession number 0000950123-10-069950 (File No. 2-34393).

Amended and Restated Janus Investment Fund Investment Advisory Agreement - Janus Overseas Fund is incorporated herein by reference to Exhibit (d)(160) to Post-Effective Amendment No. 132 to Janus Investment Fund registration statement on Form N-1A, filed on July 30, 2010; accession number 0000950123-10-069950 (File No. 2-34393).

Amended and Restated Janus Investment Fund Investment Advisory Agreement - Janus Twenty Fund is incorporated herein by reference to Exhibit (d)(161) to Post-Effective Amendment No. 132 to Janus Investment Fund registration statement on Form N-1A, filed on July 30, 2010; accession number 0000950123-10-069950 (File No. 2-34393).

Amended and Restated Janus Investment Fund Investment Advisory Agreement - Perkins Global Value Fund is incorporated herein by reference to Exhibit
(d)(162) to Post-Effective Amendment No. 132 to Janus Investment Fund registration statement on Form N-1A, filed on July 30, 2010; accession number 0000950123-10-069950 (File No. 2-34393).

Janus Investment Fund Sub-Advisory Agreement - Perkins Global Value Fund is incorporated herein by reference to Exhibit (d)(163) to Post-Effective Amendment No. 132 to Janus Investment Fund registration statement on Form N-1A, filed on July 30, 2010; accession number 0000950123-10-069950 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global Select Fund is incorporated herein by reference to Exhibit (d)(170) to Post-Effective Amendment No. 134 to Janus Investment Fund registration statement on Form N-1A, filed on October 15, 2010; accession number 0000950123-10-093513 (File No. 2-34393).